EXHIBIT 2.2


                    SUBSCRIPTION AGREEMENT FOR COMMON SHARES



TO:               Acadian Mining Corporation (the "Corporation")

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of common shares (the "Shares") of the Corporation for the aggregate subscription price set forth below, representing a subscription price of $0.03 per Share, upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription for Common Shares of Acadian Mining Corporation" attached hereto (the "Terms and Conditions"), including without limitation, the representations, warranties and covenants of the Subscriber set forth in the Terms and Conditions.

----------------------------------------------------------------   --------------------------------------------------------
                                                                   Number of Shares @ $0.03 per Share:
Golden River Resources Corporation
---------------------------------------------------------------
(Name of Subscriber - please print)                                300,000,000
                                                                   --------------------------------------------------------

By: /s/Peter Lee
---------------------------------------------------------------    --------------------------------------------------------
         Authorized Signature                                       Aggregate Subscription Price:

Director, Chief Financial officer & Secretary
---------------------------------------------------------------
(Official Capacity or Title - please print)                         $9,000,000.00
                                                                   --------------------------------------------------------
Peter James Lee
---------------------------------------------------------------    --------------------------------------------------------
(Please print name of individual whose signature appears
above if different than the name of the subscriber printed
above.)

PO Box 6315 St Kilda Road Melbourne Vic 8008 Australia
---------------------------------------------------------------
(Subscriber's Address, including postal code)

---------------------------------------------------------------

---------------------------------------------------------------
+61 3 8532 2860

---------------------------------------------------------------
(Telephone Number)
peterl@axisc.com.au

---------------------------------------------------------------
(E-mail Address)

---------------------------------------------------------------    ---------------------------------------------------------
Register the Shares as set forth below:                             Deliver the Shares as set forth below:

---------------------------------------------------------------    ---------------------------------------------------------
(Name)                                                             (Name)

---------------------------------------------------------------    ---------------------------------------------------------
(Account Reference, if applicable)                                 (Account Reference, if applicable)

---------------------------------------------------------------    ---------------------------------------------------------
(Address, including postal code)                                   (Contact Name)

---------------------------------------------------------------    ---------------------------------------------------------
                                                                   (Telephone Number)
---------------------------------------------------------------
                                                                   ---------------------------------------------------------
                                                                   (Address, including postal code)
---------------------------------------------------------------

                                                                   ---------------------------------------------------------

                                                                   ---------------------------------------------------------

----------------------------------------------------------------   ---------------------------------------------------------


ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the Terms and Conditions and confirms that the representations and warranties made by the Corporation in the Terms and Conditions are true and correct in all material respects as of the Initial Closing Date and that the Subscriber is entitled to rely thereon.

ACADIAN MINING CORPORATION


Per: /s/ G William Felderhof
     ----------------------------------------
     Name: G William Felderhof
     Title: President & CEO

Date:  July 9, 2009

                    TERMS AND CONDITIONS OF SUBSCRIPTION FOR
                   COMMON SHARES OF ACADIAN MINING CORPORATION

Definitions

(a)      "CCAA" means the Companies Creditors' Arrangement Act;

(b)      "Closing Time" means the time of closing on a particular closing date;

(c)      "Corporation" means Acadian Mining Corporation;

(d) "Final Closing" means the final closing of the purchase of Shares at which the Subscriber will have purchased all remaining Shares;

(e) "Final Closing Date" has the meaning ascribed to it in Section 1 of this Agreement;

(f) "Information" has the meaning ascribed to it in Section 4(y) of this Agreement;

(g) "Initial Closing" means the initial closing of the purchase of the Shares by the Subscriber, such closing to take place as soon as practicable after the Tranche 2 Conditions Precedent have been met;

(h) "Initial Closing Date" has the meaning ascribed to it in Section 1 of this Agreement;

(i) "Mineral Rights" has the meaning ascribed to it in Section 4(y) of this Agreement;

(j) "PCMLTFA" means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada);

(k) "Reporting Provinces" means British Columbia, Alberta, Manitoba, Ontario, New Brunswick, Nova Scotia and Newfoundland;

(l) "Shares" means 300,000,000 common shares in the capital of the Corporation;

(m)      "Subscriber" means Golden River Resources Corporation;

(n)      "Subscription Price" means $0.03 per Share;

(o) "Subsequent Closing" means each closing after the Initial Closing pursuant to which the Subscriber purchases a portion of the Shares;

(p) "Subsidiaries" means ScoZinc Limited, 6927692 Canadian Corp., Annapolis Properties Corp., Goldenville Mining Corporation and 6179053 Canada Inc.;

(q) "Terms and Conditions" means the terms and conditions of the subscription for common shares of the Corporation;

(r)      "Tranche 2 Conditions Precedent" has the meaning ascribed to it in
         Section 2 of this Agreement;

(s)      "TSX" means the Toronto Stock Exchange; and

(t) "U.S. Securities Act" means the United States Securities Act of 1933, as amended.

Subscription for Shares

1. Upon satisfaction of the Tranche 2 Closing Conditions Precedent and subject to other terms and conditions set out herein, the Subscriber hereby irrevocably subscribes for and offers to purchase 300,000,000 Shares of the Corporation at a price of $0.03 per Share (the "Subscription Price") on or before the Final Closing Date, in such tranches as set out below.

         Initial Closing. Upon satisfaction of the Tranche 2 Closing Conditions Precedent, the Subscriber agrees to subscribe for and purchase from the Corporation, and the Corporation agrees to allot and issue to the Subscriber, that number of shares to be agreed upon by the parties (the "Initial Closing Date").

         Subsequent Closings: The subscriber agrees to subscribe for and purchase from the Corporation, and the Corporation agrees to allot and issue to the Subscriber, from time to time between the Initial Closing Date and the Final Closing Date, that number of Shares of the Corporation required to satisfy the cash requirements of the Corporation in accordance with the budget approved by the Subscriber.

         Final Closing. On the earlier of i) March 16, 2010 and ii) the date of the Corporation's annual general meeting in 2010 (the "Final Closing Date"), the Subscriber agrees to subscribe for and purchase from the Corporation, and the Corporation agrees to allot and issue to the Subscriber, any remaining portion of the Shares of the Corporation that have not already been subscribed for and issued.

         For greater certainty, the Subscriber will not be bound to subscribe for and purchase any Shares until the Tranche 2 Conditions Precedent have been satisfied but once they have been met and the Initial Closing is held, the Subscriber is irrevocably committed to purchase all the Shares on or before the Final Closing Date.

Tranche 2 Closing Conditions Precedent

2. The obligations of the Subscriber to complete the transactions contemplated hereby are subject to the fulfillment of the following conditions (the "Tranche 2 Conditions Precedent"):

          (a)  resolution  to  the   satisfaction   of  the  Subscriber  of  the
               proceedings of ScoZinc Limited under CCAA;

          (b) acquisition by the Corporation of the remaining 50% interest in the Fifteen Mile Stream Deposit on terms no less favourable to the Corporation than the following: a 1% NSR payable to the vendor(s) and a $1,070,000 payment to the vendor(s), with $70,000 payable on closing of the acquisition and the remaining $1,000,000 balance to be paid by the Corporation issuing a non-interest bearing note for such amount payable one-year after closing (provided that such repayment period in the note may be extended for up to an additional 12 months at the option of the Corporation so long as at the time of such extension the Corporation pays to the vendor(s) of the Fifteen Mile Stream Deposit $100,000 on such note, so that the remaining balance is $900,000. In addition, the Subscriber and Corporation agree that in the event the Corporation completes a financing of at least $20,000,000 while the note is outstanding, such note will be paid our from the proceeds of such financing. For greater certainty, this acquisition may close concurrently with the Initial Closing;

          (c) the acquisition by the Corporation from Votix Corporation Limited of land owned by Votix Corporation Limited required for the mining of the Forest Hill Deposit for $8,000. For greater certainty, this acquisition may close concurrently with the Initial Closing; and

          (d) all covenants, agreements and conditions contained in this Subscription Agreement to be performed by the Corporation on or prior to the Initial Closing Date shall have been performed or complied with in all material respects.

Representations, Warranties and Covenants by Subscriber

3. By executing this Subscription Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of the others for whom it is contracting hereunder) represents and warrants to and covenants with the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

          (a) No Prospectus. It understands and acknowledges that the Shares are being issued pursuant to exemptions from the prospectus requirements under applicable securities legislation on the basis of representations made by the Subscriber hereunder and that no prospectus has been filed by the Corporation with any securities commission or similar regulatory authority in any jurisdiction, and as a result:

               (i) it is restricted from using certain of the protections, rights, remedies otherwise available under applicable securities laws, including statutory rights of rescission or damages;

               (ii) it may not  receive  information  that  might  otherwise  be required to be provided to the Subscriber under the applicable securities laws if the exemptions were not being used;

               (iii) the Corporation is relieved from certain  obligations  that would otherwise apply under the applicable securities laws if the exemptions were not being used; and

               (iv) the Subscriber hereby expressly waives any and all rights of withdrawal  or  rescission  to which  the  Subscriber  might
                    otherwise   be   entitled   under   applicable    securities
                    legislation;

          (b) No Offering Material. It has not received, nor has it requested, nor does it have any need to receive, any prospectus, sales or advertising literature, offering memorandum or any other document describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the purchase of the Shares and it has not become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display such as the internet with respect to the distribution of the Shares;

          (c) Residence. It is resident in the jurisdiction set forth in the "Subscriber's Address" on page 1 of this Subscription Agreement;

          (d) Purchasing as Principal. It is purchasing the Shares as principal for its own account, not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Shares and, unless paragraph
               (e) or subparagraph (g)(iv) applies, or unless the transaction contemplated by this Subscription Agreement is exempted by an order of the securities commission or similar regulatory authority of the province in which it resides:

               (i) the Subscriber is an "accredited investor" (as that term is as defined in National Instrument 45-106 - Prospectus and Registration Exemptions), has not been created or used solely to purchase or hold the Shares as an accredited investor, and has completed and executed the Certification of Accredited Investor attached hereto as Schedule "B" and hereby confirms the truth and accuracy of all statements made therein by the Subscriber; or

               (ii) the Shares have an acquisition cost to the Subscriber of not less than $150,000 which will be paid in cash on Closing;

          (e) Offshore Subscribers. If it is not a Canadian resident, nor resident in or otherwise subject to the securities laws of the United States , the Subscriber, and any beneficial owner on whose behalf it is acting, is subject to the securities legislation of a jurisdiction other than Canada or the United States and:

               (i) the Subscriber is, and (if applicable) any beneficial purchaser for whom it is acting is:

                    (A) a purchaser that is recognized as an exempt purchaser by the securities regulatory authority in the jurisdiction in which it is and (if applicable) any other such purchaser for whom it is acting hereunder is resident or otherwise subject and is purchasing the Shares as principal for its or (if applicable) each other such purchaser's own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution; or

                    (B) a purchaser which is purchasing Shares pursuant to an exemption from any prospectus or securities registration requirements available to the Corporation, the Subscriber and any other such purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any other such purchaser are otherwise subject, and the Subscriber and any other such purchaser shall deliver to the Corporation such further particulars of the exemption and their qualification thereunder as the Corporation may reasonably request;

               (ii) the   purchase  of  Shares  by  the   Subscriber,   and  (if
                    applicable) any other beneficial purchaser for whom it is acting hereunder, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger:
                    (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise; or (ii) any registration or other obligation on the part of the Corporation; and

               (iii) the Subscriber,  and (if  applicable) any other  beneficial purchaser for whom it is acting hereunder, will not sell or otherwise dispose of any of the Shares except in accordance with applicable securities laws, and if the Subscriber or (if applicable) such beneficial purchaser sells or otherwise disposes of any the Shares to a person other than a resident of Canada, the Subscriber and (if applicable) such beneficial purchaser will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Subscription Agreement and shall comply with such other requirements as the Corporation may reasonably require;

          (f) Shares Not Registered Under U.S. Securities Act. It is aware and accepts that the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States and, subject to certain exceptions, may not be offered or sold in the United States or to, or for the benefit or account of, any person in the United States or any U.S. Person. "U.S. Person" has the meaning set forth in Rule 902 of Regulation
               S   promulgated   under  the  U.S.   Securities   Act;

          (g)  U.S.  Registration  Exemption.   The  Subscriber  represents  and
               warrants that the Subscriber either:

               (i) is not, and is not purchasing the Shares for the account or benefit of, a U.S. Person;

               (ii) was not offered the Shares in the United States; and

               (iii) did not execute or deliver this  Subscription  Agreement in the United States; OR

               (iv) has  completed  and  executed  the   Certification  of  U.S.
                    Purchaser attached hereto as Schedule "C" and hereby confirms the truth and accuracy of all statements made therein by the Subscriber.

          (h) Resale Restrictions. The Shares will be subject to statutory resale restrictions under applicable Canadian securities law and the Subscriber covenants that it will not resell the Shares except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and the Corporation is in no way responsible) for such compliance. The Subscriber also acknowledges that the certificates representing the Shares will bear a legend substantially in the following form and with the necessary information inserted:

                  "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE CLOSING DATE]"

                  In addition, Subscribers resident in or otherwise subject to the securities laws of the United States acknowledge that the certificates representing the Subscriber's Shares will be endorsed with the legend contemplated by the Certification of U.S. Purchaser attached hereto as Schedule "C";

          (i) Authorization and Effectiveness. It has the legal capacity and competence to enter into and be bound by this Subscription
               Agreement and further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained;

          (j) No Violation. The entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms and provisions of any law applicable to it, or any of its constating documents, or of any agreement to which the Subscriber is a party or by which it is bound;

          (k) Investment Suitability. It has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment or as a result of advice received from a registered person other than the Corporation or any affiliates thereof or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment;

          (l) Additional Financings. The Subscriber acknowledges that the Corporation may complete additional financings in the future in order to develop the business of the Corporation and to fund its ongoing development; that there is no assurance that such financings will be available and, if available, on reasonable terms; any such future financings may have a dilutive effect on current securityholders, including the Subscriber; that if such future financings are not available, the Corporation may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business venture;

          (m) Filings. If required by applicable securities legislation, regulations, rules, instruments, policies or orders or by any securities commission, or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Shares as may be required;

          (n) No Illegal Activities Proceeds. None of the funds representing the aggregate Subscription Price which will be advanced by or on behalf of the Subscriber to the Corporation hereunder are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities. The funds being used to purchase the Shares which will be advanced by or on behalf of the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime
               (Money Laundering) and Terrorist Financing Act (Canada) ("PCMLTFA") and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber's knowledge, none of the funds to be provided by the Subscriber are being tendered on behalf of the person who has not been identified to the Subscriber. The Subscriber covenants that it shall promptly notify the Corporation if the Subscriber discovers that any of such representations cease to be true and to provide the Corporation with appropriate information in connection therewith; and

         The Subscriber agrees (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is acting) that the above representations, warranties and covenants will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time (as defined in Section 8 below) and will survive the completion of the issuance of the Shares.

Representations and Warranties of the Corporation

4. The Corporation represents and warrants to the Subscriber, and acknowledges that it is relying upon such representations and warranties in entering into this Subscription Agreement or purchasing the Shares, as the case may be, that:

          (a) Incorporation and Organization. Each of the Corporation and the Subsidiaries is a valid and subsisting corporation under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its businesses as now conducted or proposed to be conducted and to own or lease and operate the properties and assets thereof;

          (b) Extra-provincial Registration. Each of the Corporation and the Subsidiaries is licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of the property or assets thereof owned or leased or the nature of the activities conducted by it make licensing, registration or qualification necessary and is carrying on the business thereof in compliance with all applicable laws, rules and regulations of each such jurisdiction;

          (c) Authorized Capital. The Corporation is authorized to issue, an unlimited number of common shares and an unlimited number of preference shares, of which, as of June 8, 2009, 191,607,241 common shares were issued and outstanding as fully paid and non-assessable shares, excluding any securities issued on Closing;

          (d) Issue of Shares. All necessary corporate action has been taken to authorize the issue and sale of, and the delivery of certificates representing, the Shares and, (subject to the provisions of Section 2 hereof) upon payment of the Subscription Price, the Shares will be issued as fully paid and non-assessable common shares of the Corporation;

          (e) No Conflicts. None of the offering and sale of the Shares, the execution and delivery of this Subscription Agreement, compliance by the Corporation with the provisions of this Subscription Agreement or the consummation of the transactions contemplated herein and therein and the issue of the Shares to the Subscriber for the consideration and upon the terms and conditions as set forth herein do or will: (i) conflict with or result in any breach or violation of any of the provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Corporation is a party or by which it or any of the properties or assets thereof is bound; or (ii) conflict with or result in any breach or violation of any provisions or, constitute a default under the articles or by-laws of the Corporation or any resolution passed by the directors (or any committee thereof) or shareholders of the Corporation, or (subject to compliance with TSX policies) any statute or any judgment, decree, order, rule, policy or regulation of any court, governmental authority, any arbitrator, or securities regulatory authority applicable to the Corporation or any of the properties or assets thereof;

          (f) Authority and Authorization. The Corporation has full corporate power and authority to enter into this Subscription Agreement and to do all acts and things and execute and deliver all documents as are required hereunder to be done, observed, performed or executed and delivered by it in accordance with the terms hereof and the Corporation has taken all necessary corporate action to authorize the creation, execution, delivery and performance of this Subscription Agreement, and to observe and perform the provisions of this Subscription Agreement, in accordance with the provisions hereof;

          (g) Validity and Enforceability. This Subscription Agreement has been authorized, executed and delivered by the Corporation and constitutes a valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with its terms;

          (h) Issuance of Common Shares. Save and except as disclosed in the Corporation's public disclosure, common shares to be issued to the Subscriber or its nominee pursuant to the agreement entered into between the Subscriber and the Corporation dated March 16, 2009, and common shares issued under the Corporation's incentive stock option plan or pursuant to the exercise of share purchase warrants, the Corporation has not issued, or agreed to issue, any shares or any securities exchangeable or exercisable for, or convertible into, common shares of the Corporation at an effective price per share which is less than the Subscription Price during the 60 day period immediately preceding the date hereof. Schedule "D" sets out a complete list of all of the options, warrants and other securities convertible or exchangeable into common shares of the Corporation;

          (i) Certain Securities Law Matters. The common shares of the Corporation are listed only on the TSX and the Frankfurt Exchange, the Corporation is a reporting issuer or the equivalent only in the Provinces of British Columbia, Alberta, Manitoba, Ontario, New Brunswick, Nova Scotia and Newfoundland and Labrador ("Reporting Provinces") and is not in default of any requirement of the securities laws of any of such provinces;

          (j) Rights to Acquire Securities. Other than as set out in Schedule "D", no person has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase, acquisition, subscription for or issue of any of the unissued shares or other securities of the Corporation or the Subsidiaries;

          (k) No Pre-emptive Rights. Other than as disclosed in the Corporation's public record, the issue of the Shares will not be subject to any pre-emptive right or other contractual right to purchase securities granted by the Corporation or to which the Corporation is subject;

          (l) Purchased Securities. Provided that the Subscriber's representations and warranties herein are accurate, the execution of this Subscription Agreement and the issue by the Corporation to the Subscriber of the Shares will be exempt from the registration and prospectus requirements of applicable securities laws;

          (m) Capital of Subsidiaries. All of the outstanding shares of the Subsidiaries are issued and outstanding as fully paid and non-assessable shares and such shares are beneficially owned by the Corporation and no person has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase, acquisition, subscription for or issue of any of the unissued shares or other securities of any of the subsidiaries or for the purchase or acquisition of any of the outstanding shares or other securities of any of the subsidiaries. The Corporation owns 100% of the outstanding shares of each of ScoZinc Limited, 6927692 Canada
               Corp., Annapolis Properties Corp. and Goldenville Mining Corporation and Annapolis Properties Corp. owns 50% of the issued and outstanding shares of 6179053 Canada Inc. (collectively, "Subsidiaries") and, in addition, the Corporation owns 29% of the outstanding shares of Royal Roads Corp.;

          (n) Public Disclosure. Each of the documents which contains any of the Corporation's public record is, as of the date thereof, in compliance in all material respects with the securities laws of the Reporting Provinces and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and such documents collectively constitute full, true and plain disclosure of all material facts relating to the Corporation and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as of the date hereof. There is no fact known to the Corporation which the Corporation has not publicly disclosed which materially adversely affects, or so far as the Corporation can reasonably foresee, will materially adversely affect, the assets, liabilities (contingent or otherwise), capital, affairs, business, prospects, operations or condition (financial or otherwise) of the Corporation or the ability of the Corporation to perform its obligations under this Subscription Agreement or which would otherwise be material to any person intending to make an equity investment in the Corporation, it being acknowledged that the Corporation's wholly-owned subsidiary, ScoZinc Limited, was granted an order by the Nova Scotia Supreme Court under CCAA and that documents filed in connection with such proceeding form part of the Corporation's public record;

          (o) Timely Disclosure. The Corporation is in compliance with all timely disclosure obligations under the securities laws of the Reporting Provinces and, without limiting the generality of the foregoing, there has not occurred any material adverse change in the assets, liabilities (contingent or otherwise), capital, affairs, business, prospects, operations or condition (financial or otherwise) of the Corporation or any Subsidiary which has not been publicly disclosed and none of the documents filed by or on behalf of the Corporation pursuant to the securities laws of the Reporting Provinces contain a misrepresentation (as such term is defined in the Securities Act (Nova Scotia)) at the date of the filing thereof;

          (p) Accounting Controls. The Corporation now maintains a system of internal accounting controls sufficient to provide reasonable assurance that in all material respects: (i) transactions are completed in accordance with the general or a specific authorization of management of the Corporation; (ii) transactions are recorded as necessary to permit the preparation of consolidated financial statements for the Corporation in conformity with Canadian generally accepted accounting principles and to maintain asset accountability; (iii) access to assets of the Corporation and the subsidiaries is permitted only in accordance  with  the  general  or a  specific  authorization  of management of the Corporation; and (iv) the recorded accountability for assets of the Corporation and the Subsidiaries is compared with the existing assets of the Corporation and the Subsidiaries at reasonable intervals and appropriate action is taken with respect to any differences therein;

          (q) No Cease Trade Order. No order preventing, ceasing or suspending trading in any securities of the Corporation or prohibiting the issue and sale of securities by the Corporation has been issued and no proceedings for either of such purposes have been instituted or, to the best of the knowledge of the Corporation, are pending, contemplated or threatened;

          (r) Financial Statements. The audited consolidated financial statements of the Corporation for the year ended December 31, 2008, together with the auditors' report thereon and the notes thereto, and the unaudited interim consolidated financial statements of the Corporation for the period ended March 31, 2009 and the notes thereto, have been prepared in accordance with Canadian generally accepted accounting principles applied on a basis consistent with prior periods (except as disclosed in such consolidated financial statements), are substantially correct in every particular and present fairly the financial condition and position of the Corporation on a consolidated basis as at the dates thereof and such consolidated financial statements contain no direct or implied statement of a material fact which is untrue on the date of such consolidated financial statements and do not omit to state any material fact which is required by Canadian generally accepted accounting principles or by applicable law to be stated or reflected therein or which is necessary to make the statements contained therein not misleading;

          (s) No Contemplated Changes. Except as disclosed in the Corporation's public documents or pursuant to the transaction contemplated hereby, none of the Corporation or any Subsidiary has approved, is contemplating, has entered into any agreement in respect of, or has any knowledge of:

               (i) the purchase of any property or assets or any interest therein or the sale, transfer or other disposition of any material property or material assets or any material interest therein currently owned, directly or indirectly, by the Corporation or any Subsidiary whether by asset sale, transfer of shares or otherwise;

               (ii) the change of control (by sale or transfer of shares or sale of all or substantially all of the property and assets of the Corporation or any Subsidiary or otherwise) of the Corporation or any Subsidiary; or

               (iii) a  proposed  or  planned   disposition  of  shares  by  any
                    shareholder who owns, directly or indirectly, 10% or more of the outstanding shares of the Corporation or any Subsidiary;

          (t) Insurance. The assets of the Corporation and of each Subsidiary and the business and operations thereof are insured against loss or damage with responsible insurers on a basis consistent with insurance obtained by reasonably prudent participants in a comparable business in comparable circumstances, such coverage is in full force and effect and the Corporation and each Subsidiary has not failed to promptly give any notice or present any material claim thereunder;

          (u) Taxes and Tax Returns. Other than as set out in Schedule "E", the Corporation and each Subsidiary has filed in a timely manner all necessary tax returns and notices and has paid all applicable taxes of whatsoever nature for all tax years prior to the date hereof to the extent that such taxes have become due or have been alleged to be due (unless being contested in good faith) and none of the Corporation or any Subsidiary is aware of any tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon where, in any of the above cases, it might reasonably be expected to result in any material adverse change in the condition (financial or otherwise) or in the earnings, business, affairs or prospects of the Corporation or any Subsidiary, and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by any of them or the payment of any material tax, governmental charge, penalty, interest or fine against any of them. To the knowledge of management of the Corporation, there are no material actions, suits, proceedings, investigations or claims now threatened or pending against the Corporation or any Subsidiary which could result in a material liability in respect of taxes, charges or levies of any governmental authority, penalties, interest, fines, assessments or reassessments or any matters under discussion with any governmental authority relating to taxes, governmental charges, penalties, interest, fines, assessments or reassessments asserted by any such authority and the Corporation and each Subsidiary has withheld (where applicable) from each payment to each of the present and former officers, directors, employees and consultants thereof the amount of all taxes and other amounts, including, but not limited to, income tax and other deductions, required to be withheld therefrom, and has paid the same or will pay the same when due to the proper tax or other receiving authority within the time required under applicable tax legislation;

          (v) Compliance with Laws, Licenses and Permits. The Corporation and each Subsidiary has conducted and is conducting the business thereof in compliance in all material respects with all applicable laws, rules, regulations, tariffs, orders and directives of each jurisdiction in which it carries on business and possesses all material approvals, consents, certificates, registrations, authorizations, permits and licenses issued by the appropriate provincial, state, municipal, federal or other regulatory agency or body necessary to carry on the business currently carried on, or contemplated to be carried on, by it, is in compliance in all material respects with the terms and conditions of all such approvals, consents, certificates, authorizations, permits and licenses and with all laws, regulations, tariffs, rules, orders and directives material to the operations thereof, and none of the Corporation or any Subsidiary has received any notice of the modification, revocation or cancellation of, or any intention to modify, revoke or cancel or any proceeding relating to the modification, revocation or cancellation of any such approval, consent, certificate, authorization, permit or license which, singly or in the aggregate, if the subject of an unfavourable decision, order, ruling or finding, would materially adversely affect the conduct of the business or operations of, or the assets, liabilities (contingent or otherwise), condition (financial or otherwise) or prospects of, the Corporation or any Subsidiary;

          (w) Agreements and Actions. Neither the Corporation nor any Subsidiary is in violation of any term of the articles or by-laws or any constating document thereof. Neither the Corporation nor any Subsidiary is in violation of any term or provision of any agreement, indenture or other instrument applicable to it which would, or could, result in any material adverse effect on the business, condition (financial or otherwise), capital, affairs or operations of the Corporation or any Subsidiary, neither the Corporation nor any Subsidiary is in default in the payment of any obligation owed which is now due and there is no action, suit, proceeding or investigation commenced, pending or, to the knowledge of the Corporation, threatened which, either in any case or in the aggregate, might result in any material adverse effect on the business, condition (financial or otherwise), capital, affairs, prospects or operations of the Corporation on a consolidated basis or in any of the material properties or assets thereof or in any material liability on the part of the Corporation or any Subsidiary or which places, or could place, in question the validity or enforceability of this Subscription Agreement, or any document or instrument delivered, or to be delivered, by the Corporation pursuant hereto or thereto;

          (x) Owner of Property. The Corporation and the Subsidiaries are the absolute legal and beneficial owner of, and have good and marketable title to, all of the interest in and to the material property or assets thereof as described in the Corporation's pubic disclosure, free of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever, other than those described in the Corporation's pubic disclosure, and no other property rights are necessary for the conduct of the business of the Corporation or any Subsidiary as currently conducted or contemplated to be conducted, none of the Corporation or any Subsidiary knows of any claim or the basis for any claim that might or could adversely affect the right thereof to use, transfer or otherwise exploit such property rights and, except as disclosed in the Corporation's pubic disclosure, none of the Corporation or any Subsidiary has any responsibility or obligation to pay any commission, royalty, licence fee or similar payment to any Person with respect to the property rights thereof;

          (y) Mineral Rights. The Corporation and the Subsidiaries hold either freehold title, exploration licences, mining leases, mining claims or participating interests or other conventional property, proprietary or contractual interests or rights, or has applied for such, recognized in the jurisdiction in which a particular property is located, in respect of the ore bodies and minerals located in properties in which the Corporation and the Subsidiaries have an interest as described in the Corporation's pubic disclosure ("Mineral Rights") under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, or has applied for such, sufficient to permit the Corporation or applicable Subsidiary to explore the minerals relating thereto, all such property, leases, licences or claims, and all property, mining leases or mining claims in which the Corporation or any Subsidiary has an interest or right have been validly located and recorded or are in the process of being recorded, in accordance with all applicable laws and are valid and subsisting, the Corporation and the Subsidiaries have all necessary surface rights, access rights and other necessary rights and interests in the properties in which the Corporation and the Subsidiaries have an interest as described in the Company's continuous disclosure record (the "Information") as are necessary to permit the Corporation or Subsidiary to explore for minerals, ore and metals for development purposes as are appropriate in view of the rights and interest therein of the Corporation or applicable Subsidiary and the state of development of the property, with only such exceptions as do not materially interfere with the use made by the Corporation or applicable Subsidiary of the rights or interests so held and each of the proprietary interests or rights and each of the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of the Corporation or a Subsidiary. Other than as disclosed in the
               Information:  (i)  the  Mineral  Rights,  and  the  Corporation's
               interest in the Mineral Rights, are free and clear of all encumbrances; (ii) there are no outstanding agreements or options to acquire or purchase the Mineral Rights or any interest in the Mineral Rights; (iii) no person has any royalty or other interest whatsoever in production or profits from the Mineral Rights; and
               (iv) all work or expenditure obligations applicable to the Mineral Rights, all reports of the work or expenditures and other requirements to be satisfied or filed to keep the Mineral Rights in good standing have been satisfied or filed, and have satisfied the applicable governmental authority. Schedule "F" contains a list of all material mineral licences, leases and other interests held by the Corporation directly or indirectly through subsidiaries or otherwise;

          (z) No Defaults. Except as disclosed in the Corporation's pubic disclosure record, none of the Corporation or any Subsidiary is in default of any material term, covenant or condition under or in respect of any judgment, order, agreement or instrument to which it is a party or to which it or any of the property or assets thereof are or may be subject, and no event has occurred and is continuing, and no circumstance exists which has not been waived, which constitutes a default in respect of any commitment, agreement, document or other instrument to which the Corporation or any Subsidiary is a party or by which it is otherwise bound entitling any other party thereto to accelerate the maturity of any amount owing thereunder or which could have a material adverse effect upon the condition (financial or otherwise), capital, property, assets, operations or business of the Corporation or any Subsidiary;

          (aa) Compliance with Employment Laws. Except as disclosed in the Corporation's pubic disclosure record, the Corporation and each Subsidiary is to its knowledge in compliance with all laws and regulations respecting employment and employment practices, terms and conditions of employment, pay equity and wages, except where such non-compliance would not constitute an adverse material fact concerning the Corporation on a consolidated basis or result in an adverse material change to the Corporation on a consolidated basis, and has not and is not engaged in any unfair labour practice, there is no labour strike, dispute, slowdown, stoppage, complaint or grievance pending or, to the knowledge of the Corporation, threatened against the Corporation or any Subsidiary, no union representation question exists respecting the employees of the Corporation or any Subsidiary and no collective bargaining agreement is in place or currently being negotiated by the Corporation or any Subsidiary, neither the Corporation nor any Subsidiary has received any notice of any unresolved matter and there are no outstanding orders under any employment or human rights legislation in any jurisdiction in which the Corporation or any Subsidiary carries on business or has employees, and, except as disclosed in the Information, no employee has any agreement as to the length of notice required to terminate his or her employment with the Corporation or any Subsidiary in excess of twelve months or equivalent compensation and all benefit and pension plans of the Corporation or any Subsidiary are funded in accordance with applicable laws and no past service funding liability exist thereunder;

          (bb) Employee Plans. To its knowledge, each material plan for retirement, bonus, stock purchase, profit sharing, stock option, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, legal benefits, unemployment benefits, vacation, pension, incentive or otherwise contributed to, or required to be contributed to, by the Corporation or any Subsidiary for the benefit of any current or former officer, director, employee or consultant of the Corporation or any Subsidiary has been maintained in material compliance with the terms thereof and with the requirements prescribed by any and all statutes, orders, rules, policies and regulations that are applicable to any such plan. Schedule "G" contains a list of all such plans of the Corporation and each Subsidiary;

          (cc) Accruals. All material accruals for unpaid vacation pay, premiums for unemployment insurance, health premiums, federal or provincial pension plan premiums, accrued wages, salaries and commissions and payments for any plan for any officer, director, employee or consultant of the Corporation or any Subsidiary have been accurately reflected in the books and records of the Corporation;

          (dd) Work Stoppage. There has not been, and there is not currently, any labour trouble which is adversely effecting or could adversely effect, in a material manner, the conduct of the business of the Corporation or any Subsidiary;

          (ee) Environmental Compliance. Except as set out in Schedule "H", the Corporation and the Subsidiaries:

               (i) and the property, assets and operations thereof comply, to their knowledge, in all material respects with all applicable Environmental Laws (which term means and includes, without limitation, any and all applicable international, federal, provincial, state, municipal or local laws, statutes, regulations, treaties, orders, judgments, decrees, ordinances, official directives and all authorizations relating to the environment, occupational health and safety, or any Environmental Activity (which term means and includes, without limitation, any past, present or future activity, event or circumstance in respect of a Contaminant (which term means and includes, without limitation, any pollutants, dangerous substances, liquid wastes, hazardous wastes, hazardous materials, hazardous substances or contaminants or any other matter including any of the foregoing, as defined or described as such pursuant to any Environmental Law), including, without limitation, the storage, use, holding, collection, purchase, accumulation, assessment, generation, manufacture, construction, processing, treatment, stabilization, disposition, handling or transportation thereof, or the release, escape, leaching, dispersal or migration thereof into the natural environment, including the movement through or in the air, soil, surface water or groundwater));

               (ii) do not have any  knowledge  of,  and have not  received  any notice of, any material claim, judicial or administrative proceeding, pending or threatened against, or which may affect, either the Corporation or any Subsidiary or any of the property, assets or operations thereof, relating to, or alleging any violation of any Environmental Laws, the Corporation is not aware of any facts which could give rise to any such claim or judicial or administrative proceeding and neither the Corporation nor any Subsidiary nor any of the property, assets or operations thereof is the subject of any investigation, evaluation, audit or review by any Governmental Authority (which term means and includes, without limitation, any national, federal government, province, state, municipality or other political subdivision of any of the foregoing, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing) to determine whether any violation of any Environmental Laws has occurred or is occurring or whether any remedial action is needed in connection with a release of any Contaminant into the environment, except for compliance investigations conducted in the normal course by any Governmental Authority;

               (iii) have not  given or filed  any  notice  under  any  federal, state, provincial or local law with respect to any Environmental Activity, the Corporation and the Subsidiaries do not have any liability (whether contingent or otherwise) in connection with any Environmental Activity and the Corporation is not aware of any notice being given under any federal, state, provincial or local law or of any liability (whether contingent or otherwise) with respect to any Environmental Activity relating to or affecting the Corporation or any Subsidiary or the property, assets, business or operations thereof;

               (iv) do not store any  hazardous  or toxic waste or  substance on the property thereof and have not disposed of any hazardous or toxic waste, in each case in a manner contrary to any applicable Environmental Laws or permits, and there are no Contaminants on any of the premises at which the Corporation or any Subsidiary carries on business, in each case other than in compliance with applicable Environmental Laws and permits; and

               (v) are not, except as disclosed in the Information, subject to any material contingent or other material liability relating to the restoration or rehabilitation of land, water or any other part of the environment or non-compliance with Environmental Law;

          (ff) No Litigation. Except as disclosed in the Corporation's pubic disclosure, there are no actions, suits, proceedings, inquiries or investigations existing, pending or, to the knowledge of the Corporation, threatened against or which adversely affect the Corporation or any Subsidiary or to which any of the property or assets thereof is subject, at law or equity, or before or by any court, federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may in any way materially adversely affect the condition (financial or otherwise), capital, property, assets, operations or business of the Corporation or any Subsidiary or the ability of any of them to perform the obligations thereof and none of the Corporation or any Subsidiary is subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any Governmental Authority, which, either separately or in the aggregate, may result in a material adverse effect on the condition (financial or otherwise), capital, property, assets, operations or business of the Corporation on a consolidated basis or the ability of the Corporation to perform its obligations under this Subscription Agreement; and

          (gg) Non-Arm's-Length Transactions. Except as disclosed in the Corporation's pubic disclosure and except with respect to Will Felderhof's interest in 6179053 Canada Inc., neither the Corporation nor any Subsidiary owes any amount to, nor has the Corporation or any Subsidiary any present loans to, or borrowed any amount from or is otherwise indebted to, any officer, director, employee or securityholder of any of them or any Person not dealing at "arm's length" (as such term is defined in the Income Tax Act (Canada)) with any of them except for usual employee reimbursements and compensation paid in the ordinary and normal course of the business of the Corporation or Subsidiary. Except usual employee or consulting arrangements made in the ordinary and normal course of business or as disclosed in the Corporation's pubic disclosure, neither the Corporation nor any Subsidiary is a party to any contract, agreement or understanding with any officer, director, employee or securityholder of any of them or any other Person not dealing at arm's length with the Corporation and the Subsidiaries. No officer, director or employee of the Corporation or any Subsidiary and no Person which is an affiliate or associate of any of the foregoing Persons, owns, directly or indirectly, any interest (except for shares representing less than 5% of the outstanding shares of any class or series of any publicly traded company) in, or is an officer, director, employee or consultant of, any Person which is, or is engaged in, a business competitive with the business of the Corporation or any Subsidiary which could materially adversely impact on the ability to properly perform the services to be performed by such Person for the Corporation or any Subsidiary. No officer, director, employee or securityholder of the Corporation or any Subsidiary has any cause of action or other claim whatsoever against, or owes any amount to, the Corporation or any Subsidiary except for claims in the ordinary and normal course of the business of the Corporation or any Subsidiary such as for accrued vacation pay or other amounts or matters which would not be material to the Corporation.

5. The Corporation hereby covenants and agrees with the Subscriber as follows:

                    (a) Reporting Issuer. The Corporation shall maintain its status as a "reporting issuer" in, and will not be in default of any requirement of the securities laws of, the Reporting Provinces for a period of at least 12 months after the Initial Closing Date unless the Corporation ceases to be a reporting issuer as a result of a merger with, or take over bid by, another corporation;

                    (b) Corporate Status. For a period of at least 12 months after the Initial Closing Date, the Corporation shall remain a corporation validly subsisting under the laws of its jurisdiction of continuance, licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of its properties owned or leased or the nature of the activities conducted by it make such licensing, registration or qualification necessary and shall carry on its business in the ordinary course and in compliance in all material respects with all applicable laws, rules and regulations of each such jurisdiction unless the Corporation ceases to exist as a result of a merger with, or take-over bid by, another corporation;

                    (c) Listing on Stock Exchanges. The Corporation shall maintain the listing on the TSX of its common of shares for a period of at least 12 months after the Initial Closing Date unless such listing is terminated as a result of a merger with, or take over bid by, another corporation;

                    (d) Securities Filings. Forthwith after each Closing the Corporation shall file such forms and documents as may be required under applicable securities laws relating to the offering of the Shares which, without limiting the generality of the foregoing, shall include a Form 45-106F1 as prescribed by the Canadian Securities Administrators;

                    (e) Performance of Acts. The Corporation shall perform and carry out all of the acts and things to be completed by it as provided in this Subscription Agreement; and

                    (f) Use of Proceeds. The Corporation shall use the proceeds in respect of the ScoZinc CCAA proceedings, operational overhead and the advancement of the Corporation's gold projects and other such activities as agreed in writing between the Corporation and the Subscriber, in accordance with a plan and agreed budget between the Corporation and the Subscriber. All payment requests are subject to the approval of the Subscriber. The Corporation agrees to provide the Subscriber with a weekly payment schedule and bank reconciliation from the date of this Agreement to the Final Closing Date. Such information shall be provided by the Subscriber within two business days of the end of each business week.

                       COLLECTION OF PERSONAL INFORMATION

6. The Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whose benefit the Subscriber is acting):

                    (a) acknowledges, consents and authorizes the Corporation to collect the Subscriber's (and any beneficial purchaser's) personal information for the purpose of completing the Subscriber's subscription;

                    (b) acknowledges and consents to the Corporation retaining the personal information for as long as permitted or required by applicable law or business practices;

                    (c) acknowledges, consents and authorizes the Corporation to deliver to the Ontario Securities Commission personal information (such as full name, residential address and telephone number) pertaining to the
                         Subscriber (and any beneficial purchaser) if the Subscriber is resident in Ontario or otherwise subject to the securities legislation of Ontario;

                    (d) acknowledges and consents to the fact that the Corporation may be required by applicable securities laws, or regulatory authorities to provide regulatory authorities any personal information provided by the
                         Subscriber respecting itself (and any beneficial purchaser);

                    (e) acknowledges that this information is being collected indirectly by the Ontario Securities Commission (as applicable), and may be collected by other securities regulators (as applicable), under the authority granted to it in applicable securities laws;

                    (f) if resident in Ontario or otherwise subject to the securities legislation of Ontario acknowledges that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario;

                    (g) acknowledges that the public official in Ontario who can answer questions about the Ontario Securities Commission's indirect collection of such information is the Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, who may be contacted at
                         (416) 593-8086; and

                    (h) represents and warrants that it has the authority to provide the consents, acknowledgements and authorizations set out in this paragraph on behalf of all beneficial purchasers.

Deliveries on Initial Closing

7. (a) The Subscriber agrees to deliver to McInnes Cooper, counsel for the Corporation, on the Initial Closing Date the following:

          (i)  this duly completed and executed Subscription Agreement; and

          (ii) a certified cheque or bank draft payable to "McInnes Cooper in Trust" or wire transfer (in accordance with Schedule "A" attached hereto) for the Subscription Price or payment of the same amount so payable on the Initial Closing Date in such other manner as is acceptable to the Corporation.

     (b) The Corporation agrees to deliver to the Subscriber on the Initial Closing Date the following documents in form satisfactory to the
          Subscriber:

          (i)  this Subscription Agreement duly executed by the Corporation;

          (ii) a certified copy of the resolutions of the directors of the Corporation approving this Subscription Agreement and the transactions contemplated hereby, including the allotment and issuance of the Shares;

          (iii) a share certificate representing the Shares so purchased;

          (iv) a favourable legal opinion of counsel of the Corporation, in form and content acceptable to the Subscriber and its legal counsel, acting reasonably, relating to the title and right of the ScoZinc Project, Beaver Dam Property, Forest Hill Property, the Tangier Project, the Goldenville Project, the Fifteen Mile Stream Property and the Getty Property.

Deliveries on Subsequent Closings

8. (a) On the closing date of all Subsequent Closings the Subscriber agrees to deliver to McInnes Cooper, counsel for the Corporation, a certified cheque or bank draft payable to "McInnes Cooper in Trust" or wire transfer (in accordance with Schedule "A" attached hereto) for the Subscription Price or payment of the same amount so payable on the such Subsequent Closing date in such other manner as is acceptable to the Corporation. On the closing that is the Final Closing, the Subscriber will deliver to the Corporation the consent to act as a director of the Corporation for each of the Subscriber's nominees to the Board of Directors of the Corporation in such form required under the governing statute of the Corporation.

     (b)  The Corporation  agrees to deliver to the Subscriber on all Subsequent
     Closing  dates  a  share   certificate   representing  the  Shares  so
     purchased. On the closing that is the Final Closing, the Corporation will deliver to the Subscriber the resignations of the board members of the Corporation that will resign on such date in order to comply with the provisions of Section 17 hereof.

         Facsimile Subscriptions, Counterparts

9. The Corporation shall be entitled to rely on delivery of an executed copy of this Subscription Agreement sent by facsimile or other electronic means, and acceptance by the Corporation of such agreement shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

Indemnity

10. The Subscriber acknowledges that the representations, warranties and covenants contained herein including, without limitation, those set forth in Section 3 are made with the intent that they may be relied upon by the Corporation and its counsel in determining the Subscriber's eligibility to purchase the Shares under the relevant securities legislation including, without limitation, the availability of exemptions from the registration and prospectus requirements of applicable securities legislation in connection with the issuance of the Shares to the Subscriber hereunder. The Subscriber further covenants that by the acceptance of the Shares, he or she shall be representing and warranting that such representations and warranties are true as at the Closing Time as if made at that time. The Subscriber hereby agrees to indemnify the Corporation and its directors, officers, employees, advisers, affiliates, shareholders and agents (including its legal counsel) against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The Subscriber undertakes to immediately notify the Corporation in writing of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time on a closing date.

Governing Law

11. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Nova Scotia and the laws of Canada applicable therein and the Subscriber on its own behalf and, if applicable, of others whom it is contracting hereunder, and the Corporation each irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Nova Scotia with respect to any matters arising out of this Subscription Agreement.

Time of Essence

12.  Time shall be of the essence hereof.

Entire Agreement and Headings

13. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. The headings contained are for convenience only and shall not affect the meanings or interpretation hereof.

Subscriber's Expenses

14. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the purchase of the Shares by the Subscriber shall be borne by the Subscriber.

Assignment

15. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that this Subscription Agreement shall not be assignable by either party without the prior written consent of the other.

Acceptance of Subscription

16. The Subscriber acknowledges and agrees that the acceptance of this Subscription Agreement will be conditional among other things upon the sale of the Shares to the Subscriber being exempt from any prospectus and offering memorandum requirements of applicable securities laws. The Corporation will be deemed to have accepted this Subscription Agreement upon the delivery at closing of the certificates representing the Shares to or upon the direction of the Subscriber in accordance with the provisions hereof.

Board Representation

17. The Corporation agrees that, upon the Final Closing and upon the approval of the TSX to such appointment, the Corporation shall take all such action necessary or advisable to facilitate (i) the appointment to the Board of Directors of the Corporation two nominees of the Subscriber as Directors of the Corporation, (ii) the appointment of a nominee of the Subscriber to the position of Executive Chairman of the Board, (iii) the resolution of the Board of Directors to restructure the Board so as to comprise of six members, and (iv) the Chairman of the Board having a casting vote. The Subscriber acknowledges and agrees that the Corporation shall have no obligation to facilitate the appointment to the Board of Directors of any person who does not provide a personal information form satisfactory to the TSX, or who is otherwise not approved by the TSX, or who is otherwise ineligible to serve as a Director under applicable law. The Corporation may by mutual agreement with the Subscriber amend the date of the restructure of the Board of Directors set out in this clause.

Modification

18. Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

Miscellaneous

19. All covenants, representations, warranties and agreements contained herein shall survive the closing of the transactions contemplated hereby.

Currency

20. All references herein to "$" means, unless otherwise specified, Canadian dollars.

Legal and Tax Advice

21. The Subscriber acknowledges and agrees that it is solely responsible for obtaining such legal advice and tax advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement and the completion of the transaction contemplated hereby.

                               * * * * * * * * * *

                   SCHEDULE "A" TO THE SUBSCRIPTION AGREEMENT

                           WIRE TRANSFER INSTRUCTIONS

               If paying by wire transfer, wire funds as follows:

-----------------------------------------------------------------------------------------------------
Intermediary Bank:                             Bank of Montreal, 5151 George Street, Halifax,
                                               N.S., B3J 1M5, Canada
-----------------------------------------------------------------------------------------------------
Swift Code of Bank of Montreal:                BOFMCAM2
-----------------------------------------------------------------------------------------------------
For Credit of:                                 McInnes Cooper, In Trust
-----------------------------------------------------------------------------------------------------
Bank No.:                                      001
-----------------------------------------------------------------------------------------------------
Transit No.:                                   00093
-----------------------------------------------------------------------------------------------------
Canadian Dollar Account Name:                  McInnes Cooper - Trust Account
-----------------------------------------------------------------------------------------------------
Canadian Dollar Account No.:                   1008-576
-----------------------------------------------------------------------------------------------------
Reference:                                     Acadian Mining Corporation Private Placement
-----------------------------------------------------------------------------------------------------

                   SCHEDULE "B" TO THE SUBSCRIPTION AGREEMENT
                       CERTIFICATE OF ACCREDITED INVESTOR

TO:      ACADIAN MINING CORPORATION (the "Corporation")

RE:      SUBSCRIPTION FOR SECURITIES OF THE CORPORATION
The undersigned Subscriber/duly authorized representative of the Subscriber (or in the case of a trust, the trustee or an officer of the trustee of the trust) hereby certifies that:
1. he/she has read the Subscription Agreement to which this Schedule "B" is attached and understands that the offering of the Securities is being made on a prospectus exempt basis; and

2. the Subscriber and, if applicable, the disclosed principal on whose behalf the Subscriber is purchasing the Securities, is an "accredited investor" as defined in National Instrument 45-106, by virtue of being:

[please check one]
a.   _____ a Canadian financial institution, or a Schedule III bank,

b. _____ the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

c. _____ a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

d. _____ a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

e. _____ an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

f. _____ the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

g.   _____  a  municipality,   public  board  or  commission  in  Canada  and  a
     metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec,

h. _____ any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

i. _____ a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

j. _____ an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets(1) having an aggregate realizable value that before taxes, but net of any related liabilities(2), exceeds Cdn$1,000,000,

k. _____ an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

l. _____ an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000,

m. _____ a person (including a corporate entity), other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements,

n. _____ an investment fund that distributes or has distributed its securities only to:

                  (i) a person that is or was an accredited investor at the time of the distribution,
                  (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of National Instrument 45-106, or
                  (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of National Instrument 45-106,

o. _____ an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

p. _____ a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

q. _____ a person (including a corporate entity) acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction and in Ontario, is purchasing a security that is not a security of an investment fund,

r. _____ a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

s. _____ an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function, or

t. _____ a person (including a corporate entity) in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

u. _____ an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

v. _____ a person (including a corporate entity) that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

                  (i) an accredited investor, or
                  (ii) an exempt purchaser in Alberta or British Columbia after National Instrument 45-106 came into force.

(1) For the purposes of National Instrument 45-106 and this Certificate the term "financial assets" means (a) cash; (b) securities or (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

(2) For the purposes of National Instrument 45-106 and this Certificate the term "related liabilities" means (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (b) liabilities that are secured by financial assets.

The statements made in this Schedule are true and will be true on the Closing Date.

DATED ___________________________, 2009.


----------------------------------------
Signature of Subscriber

----------------------------------------
Name of Subscriber


----------------------------------------

----------------------------------------
Address Of The Subscriber

                   SCHEDULE "C" TO THE SUBSCRIPTION AGREEMENT
                         CERTIFICATION OF U.S. PURCHASER

TO:      ACADIAN MINING CORPORATION (the "Corporation")

RE:      SUBSCRIPTION FOR SECURITIES OF THE CORPORATION

Capitalized terms not specifically defined in this certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule "C" is attached. In the event of a conflict between the terms of this certification and such Subscription Agreement, the terms of this certification shall prevail.

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule "C" is attached, the undersigned Subscriber covenants, represents and warrants to the Corporation that:

(a) It is (i) a U.S. Person or a person in the United States and (ii) authorized to consummate the purchase of the Shares.

(b) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment.

(c) The Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares, including access to the Corporation's public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Subscriber's satisfaction.

(d) It is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

(e) The address of the Subscriber set out on the front page of the Subscription Agreement is the true and correct principal address of the Subscriber and can be relied on by the Corporation for the purposes of state blue-sky laws and the Subscriber has not been formed for the specific purpose of purchasing the Shares.

(f) It understands (i) the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States and will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act; (ii) the sale contemplated hereby is being made in reliance on an exemption from such registration requirements; (iii) subject to certain exceptions provided under the U.S. Securities Act, the Shares may not be offered, sold or otherwise transferred in the United States or to, by or on behalf of a U.S. Person unless such Shares are registered under the U.S. Securities Act and applicable state securities laws, or unless an exemption from such registration requirements is available; and (iv) as a consequence, the Subscriber may be required to bear the economic risks of the investment in the Shares for an indefinite period of time.

(g) The Subscriber is an "accredited investor" as defined in Rule 501(a) of Regulation D of the U.S. Securities Act by virtue of meeting one of the following criteria (please hand-write your initials on the appropriate lines):

  1.                               A bank, as defined in Section 3(a)(2) of the U.S.  Securities Act,  whether acting
  Initials _______                 in its individual or fiduciary capacity; or

  2.                               A  savings  and loan  association  or other  institution  as  defined  in  Section
  Initials _______                 3(a)(5)(A)  of the U.S.  Securities  Act,  whether  acting  in its  individual  or fiduciary capacity; or

  3.                               A broker  or  dealer  registered  pursuant  to  Section  15 of the  United  States
  Initials _______                 Securities Exchange Act of 1934; or

  4.                               An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
  Initials _______

  5.                               An investment  company  registered under the United States Investment  Company Act
  Initials _______                 of 1940; or

  6.                               A business  development  company as  defined  in  Section  2(a)(48)  of the United
  Initials _______                 States Investment Company Act of 1940; or

  7.                               A  small  business   investment  company  licensed  by  the  U.S.  Small  Business
  Initials _______                 Administration  under Section 301 (c) or (d) of the United  States Small  Business
                                   Investment Act of 1958; or

  8.                               A plan  established and maintained by a state,  its political  subdivisions or any
  Initials _______                 agency  or  instrumentality  of a state  or its  political  subdivisions,  for the benefit of its employees, with total assets in excess of US$5,000,000; or

  9.                               An  employee  benefit  plan  within  the  meaning of the  United  States  Employee
  Initials _______                 Retirement  Income  Security Act of 1974 in which the investment  decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are
                                   Accredited Investors; or

  10.                              A private  business  development  company as defined in Section  202(a)(22) of the
  Initials _______                 United States Investment Advisers Act of 1940; or

  11.                              An  organization  described  in Section  501(c)(3) of the United  States  Internal
  Initials _______                 Revenue Code, a corporation,  a  Massachusetts  or similar  business  trust,  or a partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of US$5,000,000; or

  12.                              Any director or executive officer of the Corporation; or
  Initials _______

  13.                              A natural  person  whose  individual  net  worth,  or joint  net  worth  with that
  Initials _______                 person's spouse, at the date hereof exceeds US$1,000,000; or

  14.                              A natural  person who had an individual  income in excess of US$200,000 in each of
  Initials _______                 the two most recent years or joint income with that  person's  spouse in excess of
                                   US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

  15.                              A trust, with total assets in excess of US$5,000,000, not formed for the purpose of
  specific Initials _______        acquiring the Shares offered, whose purchase is directed by a sophisticated  person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

  16.                              Any entity in which all of the equity  owners  meet the  requirements  of at least
  Initials _______                 one of the above categories.

(h) The Subscriber has not purchased the Shares as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(i) If the Subscriber decides to offer, sell or otherwise transfer any of the Shares it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

     (i)  the sale is to the Corporation;

     (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

     (iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "blue sky" laws; or

     (iv) the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation stating that such transaction is exempt from registration under applicable securities laws and that the legends referred to in paragraph (1) below may be removed.

(j) It understands and agrees that the Shares may not be acquired in the United States by or on behalf of a U.S. Person or a person in the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available.

(k) It acknowledges that it has not purchased the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares.

(l) The certificates representing the Shares, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, the following legends:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT."

                  "THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT "GOOD DELIVERY" OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE. A CERTIFICATE WITHOUT A LEGEND MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT OF THE CORPORATION IN CONNECTION WITH A SALE OF THE SECURITIES REPRESENTED HEREBY AT A TIME WHEN THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT, UPON DELIVERY OF THIS CERTIFICATE, AN EXECUTED DECLARATION AND, IF REQUESTED BY THE CORPORATION OR THE TRANSFER AGENT, AN OPINION OF COUNSEL OF RECOGNIZED STANDING, EACH IN FORM SATISFACTORY TO THE TRANSFER AGENT OF THE CORPORATION AND THE CORPORATION, TO THE EFFECT THAT SUCH SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.";

         provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S at a time when:

         (i) the Corporation is a "foreign issuer" as defined in Regulation S at the time of sale, and

         (ii) the seller of the Shares is not an "affiliate" of the Corporation, as that term is defined in Rule 405 under the U.S. Securities Act (other than an officer or director who is an affiliate of the Corporation solely by virtue of holding such position), the legends set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation, in substantially the form set forth as Appendix A attached hereto (or in such other forms as the Corporation may prescribe from time to time) and, if requested by the Corporation or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legends may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(m) It understands and acknowledges that the Corporation is not obligated to remain a "foreign issuer".

(n) It understands and acknowledges that, for the purposes of the U.S. Securities Act, any person will be presumed to be an "affiliate" of the Corporation if such person beneficially owns or directly or indirectly controls more than 10% of the Corporation's outstanding voting securities.

(o) It understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such Shares.

(p) It understands and agrees that the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles and therefore may be materially different from financial statements prepared under U.S. generally accepted accounting principles and therefore may not be comparable to financial statements of United States companies.

(q) It consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this certification and the Subscription Agreement.


                   ONLY U.S. PURCHASERS NEED COMPLETE AND SIGN

Dated _______________ 2009.

                                         X_______________________________________________________
                                         Signature of individual (if Subscriber is an individual)

                                         X_______________________________________________________
                                         Authorized signatory (if Subscriber is not an
                                         individual)

                                         ________________________________________________________
                                         Name of Subscriber (please print)

                                         ________________________________________________________
                                         Name of authorized signatory (please print)

                                         ________________________________________________________
                                         Official capacity of authorized signatory (please print)

                                 Appendix "A" to
                           CERTIFICATE OF U.S. PERSON
                    Form of Declaration for Removal of Legend
TO:           Acadian Mining Corporation (the "Corporation")
AND TO: Registrar and transfer agent for the Common Shares of the Corporation The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not
(a) an "affiliate" of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act), except any officer or director who is an affiliate of the Corporation solely by virtue of holding such position (b) a "distributor" as defined in Regulation S or (c) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange (or another designated offshore securities market) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.
Dated _______________ 200_.

                                          X______________________________________________________
                                          Signature of individual (if Purchaser is an individual)

                                          X______________________________________________________
                                          Authorized signatory (if Purchaser is not an individual)

                                          _______________________________________________________
                                          Name of Purchaser (please print)

                                          _______________________________________________________
                                          Name of authorized signatory (please print)

                                          _______________________________________________________
                                          Official capacity of authorized signatory (please print)

                      Affirmation by Seller's Broker-Dealer

We have read the foregoing representations of our customer, _________________________ (the "Seller") dated _______________________, with regard to the sale, for such Seller's account, of the _________________ represented by certificate number ______________ of the Corporation described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.



         ________________________________________
         Name of Firm
By:
         ________________________________________
         Authorized Officer

Dated:  _____________________________  200_.

                   SCHEDULE "D" TO THE SUBSCRIPTION AGREEMENT

              OUTSTANDING OPTIONS, WARRANTS, CONVERTIBLE SECURITIES
                           AND OTHER RIGHTS TO ACQUIRE
                        COMMON SHARES OF THE CORPORATION

--------------------------------------------------------------------------------------------------------
1.       Outstanding Incentive Stock Options                                                  6,405,000
--------------------------------------------------------------------------------------------------------
2.       Outstanding Warrants
            - Issued to Desjardin Securities Inc. exercisable at $0.30 until August             180,000
              20, 2009
            - Issued to Desjardin Securities Inc. exercisable at $0.30 until                     40,000
              September 2, 2009
--------------------------------------------------------------------------------------------------------
3.       Options held by Dale Dunlop in connection with Smithfield claims                       100,000
         (exercisable at $0.824 until December 11, 2009)
--------------------------------------------------------------------------------------------------------
4.       Issuable to Dale Dunlop within 5 business days of acquiring the required                25,000
         surface rights to develop the Smithfield property
--------------------------------------------------------------------------------------------------------

                   SCHEDULE "E" TO THE SUBSCRIPTION AGREEMENT

                              TAXES AND TAX RETURNS


Acadian Mining Corporation: outstanding filing 2008 Corporate income tax return; drafted, due to be filed June 30, 2009; estimated capital tax $25,000 provided for in the 2008 financials; employee withholdings and HST are filed and paid to date.

ScoZinc Limited: outstanding filing 2008 Corporate income tax return; drafted, due to be filed June 30, 2009; no balance owing; employee withholdings are in arrears for payment in the amount of $299,157.54 for months of March and April, current returns and payments are up to date, amounts due are disclosed to Golden River management and a plan of repayment has been put to Canada Revenue Agency, HST returns are filed to date and settled. Province of Nova Scotia royalty reports are due before end of June, they are not finalized as the Mine Assessor is on vacation, the payment of the estimated royalty owing of $805,000 has been deferred by the Province until the mine at Gays River goes back into production.

6927692 Canada Corp: outstanding filing 2008 Corporate income tax return; due to be filed June 30; Company has no transactions; HST returns filed as required.

Annapolis Properties Corp: outstanding filing 2008 Corporate income tax return; due to be filed June 30; Company has no transactions; HST returns filed as required.

Goldenville Mining Corporation: no assets or activities; this Company was probably struck off the Canada Revenue Agency lists four years ago.

6179053 Canada Inc: outstanding filing 2008 Corporate income tax return; due to be filed June 30; Company has no transactions; HST returns filed as required.

                   SCHEDULE "F" TO THE SUBSCRIPTION AGREEMENT

               MINERAL CLAIMS, LICENSES, LEASES AND SURFACE RIGHTS


ScoZinc Zinc-Lead Mine

Getty Zinc-Lead Property

Beaver Dam Gold Property

Forest Hill Gold Property

Tangier Gold Property

Goldenville Gold Property

Fifteen Mile Stream Gold Property

Lake Catch Gold Property

Oldham Gold Property

Smithfield Zinc-Lead Property

Lake Ainslie Barite Property

Real Property Interests

SCOZINC LIMITED



Claims Comprising Mineral Lease 90-1

Right Holder:  ScoZinc Limited

---------------------------------------------------------------------------------------------------
NTS
Sheet                 Tract                          Claims                   No. of Claims
---------------------------------------------------------------------------------------------------
11E3B                   5          NOP                                              3
                       19          JKPQ                                             4
                       20          BCDE FGK LMNO PQ                                13
                       28          DEKL MNOP                                        8
                       29          ABCD FGH JKQ                                    10
---------------------------------------------------------------------------------------------------


Exploration Licences on the ScoZinc Project

Right Holder:  ScoZinc Limited

-------------------------------------------------------------------------------------------------
Licence           NTS                                           No. of
No.              Sheet          Tract            Claims         Claims            Renewal Date
-------------------------------------------------------------------------------------------------
06268            11E3B           19        ABCD EFGH LMN           28             May 2, 2010
                 11E3B           18        ABC EFGH
                 11E3B            7        DE JKLM NOPQ
-------------------------------------------------------------------------------------------------
06304            11E3B           29        E                        1             October 13,
                                                                                       2009
-------------------------------------------------------------------------------------------------
06303            11E3B           29        LMNOP                    5             October 25,
                                                                                       2009
-------------------------------------------------------------------------------------------------
05851            11E3B           45        FGH JKL O               15             November 5,
                 11E3B           46        EFG                                         2009
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

GETTY ZINC-LEAD PROPERTY


Exploration Licences at Getty

Right Holder:  Acadian Mining Corporation

------------------------------------------------------------------------------------------------------
Licence          NTS             Tract           Claims                    No. of         Renewal
No.              Sheet                                                     claims         Date
------------------------------------------------------------------------------------------------------
                 11 E 3 B        17              Q
6959             11 E 3 B        30              ABCDEFGHJKLMNOPQ               80        October 20,
                 11 E 3 B        31              ABCDEFGHJKLMNOPQ                            2009
                 11 E 3 B        32              ABGHJKPQ
                 11 E 3 B        42              ABCGHJK
                 11 E 3 B        43              ABCDEFGHJKLMNOPQ
                 11 E 3 B        44              ABCDEFGHJKLMNOPQ
------------------------------------------------------------------------------------------------------

BEAVER DAM GOLD PROPERTY


Exploration Licences at Beaver Dam

Right Holder:  Acadian Mining Corporation

------------------------------------------------------------------------------------------------
Licence        NTS        Tract      Claims                No. of       Renewal Date
No.            Sheet                                       Claims
------------------------------------------------------------------------------------------------
05920         11 E 2 A      59       JKLM NOPQ               8          March 22, 2010
              11 E 2 A      60       EFGHJKLMNOPQ           12
              11 E 2 A      61       ABCDEFGH                8
              11 E 2 A      62       ABCDEFGH                8
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

FOREST HILL GOLD PROPERTY



Exploration Licences at Forest Hill

---------------------------------------------------------------------------------------------------------
Licence          NTS            Tract    Claims                  No. of           Renewal Date
No.              Sheet                                           Claims
---------------------------------------------------------------------------------------------------------
06029(1)         11 F 5 B       47       LMNO                       4             March 7, 2010
---------------------------------------------------------------------------------------------------------
SL 1/99(2)       11 F 5 B       49       BG                         2             March 31, 2010
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
05985(1)         11 F 5 A       37       JKLM NOPQ                  80            September 20, 2009
                 11 F 5 A       60       All Claims
                 11 F 5 B       47       JKPQ
                 11 F 5 B       48       JKLM NOPQ
                 11 F 5 B       49       ACDE FHJK LMNO
                 11 F 5 B       50       PQ
                 11 F 5 A       38       All Claims
                 11 F 5 A       59       MN
                                         DEFG JKLM NOPQ
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

Notes:
-----
(1) Right holder of Licence 06029 is Acadian Mining Corporation
(2) Right holder of SL 1/99 and Licence 05985 is Annapolis Properties Corp.

TANGIER GOLD PROPERTY

Exploration Licences at Tangier

------------------------------------------------------------------------------------------------------
Licence            NTS Sheet        Tract     Claims                  No. of           Renewal Date
No.                                                                   Claims
------------------------------------------------------------------------------------------------------
06018(1)           11 D 15 A        64        ABCD EFGH                  8           January 21, 2010
------------------------------------------------------------------------------------------------------
06019(1)           11 D 15 A        65        JKPQ                       4           January 21, 2010
------------------------------------------------------------------------------------------------------
06020(2)           11 D 15 A        66        BC                         6           January 21, 2010
                                    55        LMNO
------------------------------------------------------------------------------------------------------
06021(1)           11 D 15 A        56        ABCD EFGH                  8           January 21, 2010
------------------------------------------------------------------------------------------------------
06140(1)           11 D 15 A        39        OPQ                       77             June 19, 2009
                                    40        OPQ
                                    56        JKLM NOPQ
                                    57        ABCD EFGH JKLM
                                    58        NOPQ
                                    59        ABCD EFGH JKLM
                                    65        NOPQ
                                    66        ABGH JK
                                    79        ABCD EFGH
                                              D EFGH JKLM
                                              NOPQ
                                              ABCD
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
06261(1)          11 D 15 A       65       LMNO                         4             September 14,
                                                                                           2009
------------------------------------------------------------------------------------------------------
08216(2)          11 D 15 A       40       J                            3           April 21, 2010
                                  41       MN
------------------------------------------------------------------------------------------------------
08217(2)          11 D 15 A       55       E                            1           April 21, 2010
------------------------------------------------------------------------------------------------------
08218(2)          11 D 15 A       64       JKL                          3           April 21, 2010
------------------------------------------------------------------------------------------------------
08331(1)          11 D 15 A       35       PQ                          36            September 8,
                                  37       ABCGHJ                                             2009
                                  38       ABCDEFGHJKLMO
                                  39       PQ
                                  40       JKLMN
                                  59       EFGKLMN
                                           C
-------------------------------------------------------------------------------------------------------

Notes:
------
(1) Right holder of Licences 06018, 06019, 06021, 06140, 06261 and 08331 is
Acadian Mining Corporation.
(2) Right holder of Licences 06020, 08216, 08217 and 08218 is Annapolis Properties Corp.

GOLDENVILLE GOLD PROPERTY

Exploration Licences at Goldenville

---------------------------------------------------------------------------------------------------
Licence           NTS            Tract     Claims                 No. of        Renewal Date
No.               Sheet                                           Claims
---------------------------------------------------------------------------------------------------
05817(1)          11 F 04 B       108      LMNO                     40          December 9, 2009
                  11 F 04 C       12       CDEF
                  11 E 01 A       97       JKLM NOPQ
                  11 E 01 A       98       JKLM NOPQ
                  11 E 01 D        1       ABCD EFGH
                  11 E 01 D        2       ABCD EFGH
-------------------------------------------------------------------------------------------------
08324(2)          11 E 01 A       97       EFGH                     76          April 9, 2010
                  11 E 01 A       98       EFGH
                  11 E 01 A       99       JKLMNOPQ
                  11 E 01 A       100      JKLMNOPQ
                  11 E 01 A       101      JKPQ
                  11 E 01 D        1       JKLM
                  11 E 01 D        2       JKLM
                  11 E 01 D        3       ABCDEFGHJKLM
                  11 E 01 D        4       ABCDEFGHJKLM
                  11 E 01 D        5       ABGHJK
                  11 F 04 B       108      EFGKP
                  11 F 04 C       12       BGKLM
-------------------------------------------------------------------------------------------------

Notes:
------
(1) Right holder of Licence 05817 is Annapolis Properties Corp.
(2) Right holder of Licence 08324 is Acadian Mining Corporation.

FIFTEEN MILE STREAM GOLD PROPERTY
Exploration Licences at Fifteen Mile Stream

-------------------------------------------------------------------------------------------------------------------
License No.        NTS Sheet      Tract     Claims                       No. of Claims         Renewal Date
-------------------------------------------------------------------------------------------------------------------
06134*(1)          11 E 02 D      1         JKLMNOPQ                           29              May 20, 2010
                   11 E 02 C      23        J
                   11 E 02 C      24        ABCDEFGHJKLM
                   11 E 02 C      12        LMNO
                   11 E 02 C      13        CDEF
-------------------------------------------------------------------------------------------------------------------
06135*(1)          11 E 02 D      2         PQ                                 2              July 25, 2009
-------------------------------------------------------------------------------------------------------------------
SL11/90*(1)        11 E 02 D      23        ABCDEFGH                           8            December 11, 2009
-------------------------------------------------------------------------------------------------------------------
05929              11 E 01 C      13        OP                                 2              April 8, 2010
-------------------------------------------------------------------------------------------------------------------
08365(2)           11 E 02 D      24        O                                  1             August 18, 2009
-------------------------------------------------------------------------------------------------------------------
08371(2)           11 E 02 D      2         GH                                 2             August 21, 2009
-------------------------------------------------------------------------------------------------------------------
08443              11 E 02 D      23        KLOPQ                              6              June 20, 2010
                   11 E 02 D      24        N
-------------------------------------------------------------------------------------------------------------------
08444              11 E 02 D      1         DE                                 71            October 1, 2009
                   11 E 02 D      2         ABCDEFM
                   11 E 02 D      3         ABCDEFGHJKLMN
                   11 E 02 D      4         OP
                    11 E 02 D     5         ABCDEFGHJKLMN
                    11 E 02 D     21        OPQ
                    11 E 02 D     22        AB
                    11 E 02 A     100       ABCDEFGHJKLMQ
                    11 E 02 A     101       ABEFKLMNOPNOP
                                            NO
                                            JKPQ
-------------------------------------------------------------------------------------------------------------------
08445              11 E 01 C      13        ABGHJKLMNQ                         45             April 18, 2010
                   11 E 02 C      14        EFGHJKLMNOPQ
                   11 E 02 C      15        N
                   11 E 02 C      35        ABCDEFGH
                   11 E 02 C      36        ABCDEFGH
                   11 E 02 D      24        PQ
                   11 E 02 D      25        ABGH
-------------------------------------------------------------------------------------------------------------------
05930              11 E 01 C      14        CD                                 2              April 8, 2010
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

Notes:
------
(1) * Licences held by 6179053 Canada Inc., in which Acadian Mining Corporation holds a 50% interest.
(2) Licences held by Annapolis Properties Corp. All other licences are held by Acadian Mining Corporation.

LAKE CATCHA GOLD PROPERTY

Exploration Licences at Lake Catcha

-------------------------------------------------------------------------------------------------------------
Licence         NTS Sheet           Tract           Claims              No. of          Renewal Date
No.                                                                     claims
-------------------------------------------------------------------------------------------------------------
05849(1)        11 D 11 D             87            AEFGHJKQ              11          February 23, 2010
                11 D 11 D             88            N
                11 D 11 D            105            DE
-------------------------------------------------------------------------------------------------------------
05894(1)        11 D 11 D             86            JQ                    14          February 16, 2010
                11 D 11 D             87            LMNOP
                11 D 11 D            106            ABCDEGH
-------------------------------------------------------------------------------------------------------------
06392(2)        11 D 11 D            105            CFLM                  20          November 04, 2009
                                     106            FJKLM
                                     107            ABHJ
                                      86            ABGHKP
                                      87            D
-------------------------------------------------------------------------------------------------------------

Notes:
------
(1) Right holder of Licences 05849 and 05894 is Acadian Mining Corporation.
(2) Right holder of Licence 06392 is Annapolis Properties Corp.

OLDHAM GOLD PROPERTY

Exploration Licences at Oldham

Licence                   NTS Sheet           Tract    Claims                 No.of Claims             Renewal Date
------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------
06016(1)                  11 D 14 C            37        BGK                        3                 January 9, 2010

------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------
06183(1)                  11 D 14 C            35      N                            6                 March 20, 2010

                          11 D 14 C            36      OPQ

                          11 D 14 C            38      DE

------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------
06185(1)                  11 D 14 C            37        CD                         2                   May 6, 2010

------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------
06187(1)                  11 D 14 C            37        EF                         2                   May 2, 2010

------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------
06136                     11 D 14 C            37        J                          1                  July 3, 2009

------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------
06177                     11 D 14 C            37        AH                         2                  July 9, 2009

------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------
06572                     11 D 13 D           25       JKLOPQ                      10                September 2, 2009

                          11 D 13 D           48       AB

                          11 D 14 C           36       MN


------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------
06292                     11 D 14 C           38       MN                           7               September 21, 2009

                          11 D 14 C            37      LMOPQ


------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------
06462                     11 D 13 D            25      EFGMN                        6                December 20, 2009

                          11 D 13 D            26      H


------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------
06462A                    11 D 13 D            48        C                          1                December 20, 2009

------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------
06462B                    11 D 13 D            48        GH                         2                December 20, 2009

------------------- ----------------------- ---------- -------------------- ------------------ ------------------------------

Notes:

(1)    Right holder of Licences 06016, 06183, 06185 and 06187 is Acadian Mining
       Corporation. All other Licences listed above are held by Annapolis
       Properties Corp.


SMITHFIELD ZINC-LEAD PROPERTY

Exploration Licences at Smithfield

Right Holder:  Acadian Mining Corporation
------------------- ---------------- ---------------- ----------------------------- ------------ ---------------------
Licence             NTS Sheet             Tract       Claims                          No. of         Renewal Date
No.                                                                                   claims
------------------- ---------------- ---------------- ----------------------------- ------------ ---------------------
06120               11 E 06 A              21         BCDEFGKLM                          9           May 27, 2010

------------------- ---------------- ---------------- ----------------------------- ------------ ---------------------

LAKE AINSLIE BARITE PROPERTY

Exploration Licences at Lake Ainslie

Right Holder:  Acadian Mining Corporation
--------------- ----------------------- ------------ ------------------------------ ------------ ----------------------------
Licence               NTS Sheet            Tract                Claims                 No.of            Renewal Date
No.                                                                                   Claims
--------------- ----------------------- ------------ ------------------------------ ------------ ----------------------------
07099                 11 K 03 A             90       ABGHJKPQ                           52            February 28, 2010

                      11 K 03 A             91       DEMN

                      11 K 03 A             102      DEMN

                      11 K 03 A             103      ABCFGHJKLOPQ

                      11 K 03 D              6       DEM

                      11 K 03 D              7       ABCFGHJKLOPQ

                      11 K 03 D             18       ABCFGHJKL


--------------- ----------------------- ------------ ------------------------------ ------------ ----------------------------

                           ACADIAN MINING CORPORATION
                             Real Property Interests

--------- ------------------------------------------------------ -----------------------------------------------------
1         18 Goldmine Rd, Tangier, NS                            Land and Building
--------- ------------------------------------------------------ -----------------------------------------------------
2         East Lake Ainslie, Inverness, NS                       Land and Building
--------- ------------------------------------------------------ -----------------------------------------------------
3         17404 Highway #7 Tangier, NS                           Land and Building
--------- ------------------------------------------------------ -----------------------------------------------------
4         17735 Highway #7 Tangier, NS                           Land and Building
--------- ------------------------------------------------------ -----------------------------------------------------
5         Marine Terminal, Sheet Harbour, NS                     Ore Concentration Storage Building; land is leased
--------- ------------------------------------------------------ -----------------------------------------------------
6         15601 Hwy 224, Gays River, NS                          Land and Building
--------- ------------------------------------------------------ -----------------------------------------------------

                   SCHEDULE "G" TO THE SUBSCRIPTION AGREEMENT

                                 EMPLOYEE PLANS



-      Incentive Stock Option Plan

- Great West Life health, drug, dental, long-term disability and life insurance plan

- Group RRSP administered by Great West Life - currently no active participants

-      Vacation plan in force for all staff

                   SCHEDULE "H" TO THE SUBSCRIPTION AGREEMENT

                       ENVIRONMENTAL COMPLIANCE EXCEPTIONS

The following items have been identified for Scozinc facilities in relationship to real or potential environmental issues.

Sheet Harbour:
     o There is currently a drainage issue adjacent to Scozinc storage and unloading facility. Conestoga - Rivers & Associates Limited has an engineered design for dealing with the situation which will cost an estimated $20,000.

Scozinc Mine/Mill:
     o   Hull Property:
           o There is a small area (~1 acre) of contaminated soil located on the former Hull Brothers property that resulted from spillage through the culvert at SW6. This area has been identified by Nova Scotia Department of Environment ("DOE"). A design plan has been formulated by Scozinc engineers to clean up the site and move the associated metal bearing material into the tailings facility. The estimated price is $25,000. Part of this work will also require the removal of the culvert so that all potential contamination in this area will subsequently flow back into the pit.

     o   Mill Reagents:
           o There are a number of reagents currently stored on site. These materials are to be removed from site prior to their expiry date as indicated. As of April 1st, 2009, these include the following:
                      - 10 barrels of MIBC (205 litres) - Aug.2010-July 2012 expiry,
                      - 23 barrels of denatured alcohol (205 litres) - no expiry date,
                      - 11 pallets of zinc sulphate (25 kg bags) - Nov. 2009 expiry,
                      - 7 pallets of copper sulphate (25 kg bags) - Nov. 2010 expiry,
                      - 12 boses of S.I.X. (750 kg), 1 part box (~150 kg) - Oct. 2010 expiry,
                      -    324 drums of Cyanide (100 kg) - Nov. 2010 expiry,
                      - 2 boxes of Cyanide (1000 kg), 1 part box (~250 kg) - Sept. 2010 expiry, and
                      -    8 bags of lime, no expiry.

     o   Saddle Dam:
           o DOE has identified that the five pipes in the saddle dam are to be removed to prevent potential leakage. An engineering plan has been established for the project at an associated cost of $20,000.

     o   Bone Yard:
           o There are two environmental issues at this location that have been identified by DOE and a directive issued. They are:
                      |X| Removal of contaminated soil (less than one
                          truckload), and
                      |X| Removal of barrels containing hazardous waste
                          materials.
           o The associated cost for this has been quoted at ~$20,000.

     o   Empty Barrels:
           o There are a number of empty barrels in front of the mill building that contained either steel balls or identified chemicals. All of these barrels can be crushed and placed in a dumpster with other metal scrap for subsequent removal. This was identified as an area where the barrels were primarily regarded as unsightly.

     o   Concentrate on ground at Mill Doors:
           o No directive from DOE has been issued for this situation. However, there is a minor amount of both lead and zinc concentrate on the ground in the loading area that should be cleaned up and placed back in the pit area.

     o   Diesel Gas and Propane Tanks:
           o All fuel tanks are in good shape and there are no associated environmental issues pertaining to spillage or leakage. All tanks (except the administrative building tank) are double walled.

     o   Gallant Crushed Stone:
           o There is ~500 tonnes of crushed stone north of the administrative building, which stone was the property of Gallant Aggregate. It contains a small quantity of lead (~0.05%). This has not been identified by DOE as an issue at this time. All drainage from this area is back into the pit as required.

     o   Tarp Building:
           o Lead concentrate was stored temporarily in the core storage tarp building and there will be minor residual concentrate remaining on the floor of the facility. This has not been identified as an issue by DOE and all drainage is back into the pit.

     o   Main Transformer:
           o There was a small oil leak at the main transformer which has been repaired. Although DOE has not identified an issue in this regard, it is recommended that new seals be installed in the transformer as soon as possible at an estimated cost of ~$1,000.

     o   Timbers by Bridge:
           o There are a few creosote timbers located near the bridge over the Gays River at the entrance to the mine site. These have not been identified by DOE but it is recommended that they be removed during the general cleanup.

     o   Asbestos:
           o There is no known asbestos anywhere on site.

     o   Septic Tank:
           o The top ring of the septic tank was cracked during winter snow plowing. This has not been identified as an issue by DOE but it is recommended that a new ring cover be installed. The cost is ~$200.

     o   Fire Suppression System:
           o There is currently no chemical in the fire retardant system in the Master Control Centre (electrical room). It is recommended that this be filled as soon as possible. Cost for filling is ~$20,000.

     o   Paints, flammables, etc.:
           o All paints and other flammable materials are properly stored in locked containers. There has been no concern expressed by DOE in this regard.

     o   MMER:
           o There was one non-compliance Metal Mining Effluent Regulations report resulting from failure to submit a hard copy of the quarterly report. The issue was subsequently rectified.